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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event noted):  AUGUST 2, 2001




                      CONSOLIDATED CONTAINER COMPANY LLC
            (Exact name of registrant as specified in its charter)


            Delaware                      333-88157              75-2825338
 (State or other jurisdiction of       (Commission File       (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)



                      5605 N. MacArthur Blvd. Suite 360,
                            Irving, Texas,  75038
                   (Address of principal executive offices)
                       Telephone number (972) 518-9150



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ITEM 5.   OTHER EVENTS

     On August 2, 2001, Consolidated Container Company LLC issued the press release attached as an exhibit to this report.

ITEM 7.   EXHIBITS

(c)   Exhibits

99.1  Press release of Consolidated Container Company LLC issued August 2, 2001.














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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                        CONSOLIDATED CONTAINER COMPANY LLC




                                        By: /s/ Bryan J. Carey
                                           -------------------------------
                                        Bryan J. Carey
                                        Chief Financial Officer and Secretary
                                        (chief accounting officer and
                                        duly authorized officer)


Dated this 2nd day of August, 2001.












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